Exhibit 10.56

LOCK-UP AGREEMENT

June [*], 2023

180 Life Sciences Corp.

3000 El Camino Real

Building 4, Suite 200

Palo Alto, CA 94306

Re:	Securities Purchase Agreement, dated as of June [*], 2023 (the “Purchase Agreement”), between 180 Life Sciences Corp. (the “Company”) and the purchasers signatory thereto

Ladies and Gentlemen:

Defined terms not otherwise defined in this letter agreement (the “Letter Agreement”) shall have the meanings set forth in the Purchase Agreement. Pursuant to Section 2.2(a) of the Purchase Agreement and in satisfaction of a condition of the Company’s obligations under the Purchase Agreement, the undersigned irrevocably agrees with the Company that, from the date hereof until 90 days after the Closing Date (such period, the “Restriction Period”) the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any controlled Affiliate of the undersigned or any person in privity with the undersigned or any controlled Affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, any shares of Common Stock of the Company or securities convertible, exchangeable or exercisable into, shares of Common Stock of the Company beneficially owned, held or hereafter acquired by the undersigned (the “Securities”). Beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act.

Notwithstanding the foregoing, the undersigned may transfer any of the undersigned’s Securities as set forth in paragraphs (i) through (xi) below provided that (1) in the case of paragraphs (i) through (vii), the Company receives a signed lock-up letter agreement in the form of this Letter Agreement for the balance of the Restriction Period from each donee, trustee, distributee or transferee, as the case may be, prior to such transfer, (2) in the case of paragraphs (i), (iii) and (iv), any such transfer shall not involve a disposition for value, (3) in the case of paragraphs (i) through (v) and paragraph and (xi), such transfer is not required to be reported with the Securities and Exchange Commission (the “Commission”) in accordance with the Exchange Act, and (4) in the case of paragraphs (i) through (xi), neither the undersigned nor any donee, trustee, distributee or transferee, as the case may be, voluntarily effects any public filing or report regarding such transfer:

i)	as a bona fide gift or gifts;

ii)	to any immediate family member or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

iii)	to any corporation, partnership, limited liability company, or other business entity all of the equity holders of which consist of the undersigned and/or the immediate family of the undersigned;

iv)	if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (a) to another corporation, partnership, limited liability company, trust or other business entity that is an Affiliate of the undersigned or (b) in the form of a distribution to limited partners, limited liability company members or stockholders of the undersigned;

v)	if the undersigned is a trust, to the beneficiary of such trust;

vi)	by trust, will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned;

vii)	to a spouse, former spouse, child or other dependent pursuant to a domestic relations order or pursuant to a settlement agreement in connection with a domestic relations matter; provided that, other than with respect to such a transfer done pursuant to a court order, the assignee or transferee thereof agrees to be bound in writing by the restrictions set forth herein;

viii)	through the disposition or forfeiture of the undersigned’s shares to the Company to satisfy any income, employment or tax withholding and remittance obligations of the undersigned or the employer of the undersigned in connection with the vesting of restricted stock, restricted stock units or other incentive awards settled in shares of Common Stock held by the undersigned; provided that, if required, any public filing, report or announcement, including under Section 16 of the Exchange Act, shall clearly indicate in the footnotes thereto that the filing relates to the transfer of shares through the disposition or forfeiture of the undersigned’s shares to the Company to satisfy any income, employment or tax withholding and remittance obligations of the undersigned or the employer of the undersigned in connection with the vesting of restricted stock, restricted stock units or other incentive awards settled in shares held by the undersigned;

ix)	pursuant to a plan, contract or instruction that satisfies all of the requirements of Rule 10b5-1 of the Exchange Act and that was in effect prior to the date hereof; provided that, if required, any public filing, report or announcement, including under Section 16 of the Exchange Act, shall clearly indicate in the footnotes thereto that the transfers were made pursuant to a plan meeting the requirements of Rule 10b5-1;

x)	pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of the Company’s Securities involving a change of control of the Company; provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Securities held by the undersigned shall remain subject to the provisions of this Letter Agreement; and

xi)	if the Securities were purchased in open market transactions after the Closing Date.

In addition, notwithstanding the foregoing, this Letter Agreement shall not restrict the delivery of shares of Common Stock to the undersigned upon (i) the vesting or exercise of any equity incentive awards granted under any employee benefit plan of the Company; provided that any shares of Common Stock or Securities acquired in connection with any such vesting or exercise will be subject to the restrictions set forth in this Letter Agreement, or (ii) the exercise of warrants; provided that such shares of Common Stock delivered to the undersigned in connection with such exercise are subject to the restrictions set forth in this Letter Agreement.

Furthermore, the undersigned may enter into any new plan established in compliance with Rule 10b5-1 of the Exchange Act; provided that (i) such plan may only be established if no public announcement or filing with the Commission, or other applicable regulatory authority, is made in connection with the establishment of such plan during the Restriction Period and (ii) no sale of shares of Common Stock is made pursuant to such plan during the Restriction Period.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to the Company to complete the transactions contemplated by the Purchase Agreement and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company and the undersigned. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned and any Purchaser and that no Purchaser is entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Securities is created or intended by virtue of this Letter Agreement.

This Letter Agreement shall automatically terminate if the Purchase Agreement is terminated in accordance with its terms prior to the consummation of the transactions contemplated thereby.

This Letter Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provisions hereof be enforced by, any other Person

This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Company. This Lock-Up Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provisions hereof be enforced by, any other person.

*** SIGNATURE PAGE FOLLOWS***

This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Signature

Print Name

Position in Company, if any

Address for Notice:

Number of Common Shares

Number of Common Shares underlying subject to warrants, options, debentures or other convertible securities

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

180 LIFE SCIENCES CORP.

By:
Name:
Title:

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